UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22003

Nuveen Core Equity Alpha Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2018

Nuveen

Closed-End Funds

JCE	Nuveen Core Equity Alpha Fund

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Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market volatility this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade concern rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 24, 2018

Portfolio Managers’ Comments

Nuveen Core Equity Alpha Fund (JCE)

The equity portion of the Fund is managed by Intech Investment Management LLC (Intech), an independently managed subsidiary of Janus Henderson Group plc. The portfolio management team is led by Dr. Adrian Banner, CEO/CIO, Joseph W. Runnels, CFA, Vassilios Papathanakos, PhD, and Phillip Whitman, PhD.

The Fund also employs a call option strategy managed by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Keith B. Hembre, CFA, and David A. Friar oversee this program. Effective 8/31/18, Keith Hembre will no longer be a portfolio manager on the Fund and Jody I. Hrazanek will be added to the NAM portfolio management team.

Here the Intech team members, along with the NAM team, discuss their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2018.

How did the Fund perform during this six-month reporting period ended June 30, 2018?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and ten-year periods ended June 30, 2018. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ended June 30, 2018 the Fund outperformed the S&P 500® Index and its Blended Index.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2018?

The investment objective of the Fund is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in a portfolio of common stocks selected from the stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by Intech and also employs risk reduction techniques. Typically, the Fund’s equity portfolio will hold 150-450 stocks included in the S&P 500® Index.

The Fund also employs an option strategy that seeks to enhance the Fund’s risk-adjusted performance over time by means of attempting to reduce volatility of the Fund’s returns relative to the returns of the S&P 500® Index. The Fund expects to write (sell) call options on a custom basket of equities with a notional value of up to 50% of the value of the equity portfolio. The goal of the Fund’s equity portfolio is to produce long-term returns in excess of the S&P 500® Index with an equal or lesser amount of risk.

Since Intech uses a purely portfolio-theoretic methodology, we do not specifically select stocks or overweight sectors in response to market conditions or expectations. Instead, we modify the Fund’s equity holdings in an attempt to construct a portfolio that is slightly more efficient than the S&P 500® Index, by using an optimization program that analyzes a stock’s relative volatility and its return correlation with other equities. Effectively, the investment process tends to favor

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through regular rebalancing. Intech’s investment process doesn’t select stocks based on their potential for future performance, but combines securities based on how their stock prices move relative to the index in order to increase the potential for trading profits at time of rebalancing.

The equity portion of the Fund generated a return of 3.39% for the first six months of 2018, outperforming the S&P 500® Index by 0.74%. After posting the first negative quarter in nearly three years during the first quarter 2018, the U.S. equity market rebounded strongly in the second quarter and is now in positive territory for the first half of 2018.

From a sector perspective, the consumer discretionary, information technology and energy sectors outperformed during the reporting period, while the consumer staples sector underperformed the index by more than 11% during the reporting period. While the strategy was negatively impacted by an average underweight to information technology and overweight to industrials, an overall positive selection effect more than offset the negative impact from adverse sector positioning and contributed to the portfolio’s relative performance during the reporting period, especially within the industrials, health care and financials sectors. Three of the strategy’s ten largest contributors during the reporting period were positions in the health care sector (an overweighting to Intuitive Surgical, Inc. and Align Technology, Inc. as well as no position in Johnson & Johnson).

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions. While sector and stock specific active positioning can influence the relative performance of Intech strategies over the short-term (in a positive or negative way), we expect that the rebalancing premium, or trading profit, that Intech’s process is targeting, will explain most of a portfolio’s relative return over the long term.

As mentioned previously, the Fund also wrote call options with average expirations between 30 and 90 days. This was done in an effort to enhance returns, although it meant the Fund did relinquish some of the upside potential of its equity portfolio. During the reporting period, stock market volatility returned, but ended the period only slightly elevated. As a result, the Fund maintained a lower overwrite percentage during most of the reporting period averaging around 30%. When the markets appreciated, the Fund was positioned to capture most of the upside potential. However, overall the strategy slightly contributed to performance, which benefited from the Fund’s Russell 2000® Index options.

The Fund continued to purchase equity index futures contracts to gain equity market exposure where the portfolio holds cash. During the reporting period, this had a negligible effect on performance.

Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2018, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Share Information (continued)

Data as of May 31, 2018

	Per Share Distributions						Annualized Total Return on NAV
Inception Date	Quarterly	Monthly Equivalent	Monthly Net Investment Income[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	1-Year	5-Year	YTD	YTD Distribution Rate on NAV[4]
03/2007	$0.2775	$0.0925	$0.0055	$0.7958	$1.7579	7.36%	13.91%	11.29%	4.21%	3.68%

[1]	Net investment income is expressed as a monthly amount using a six-month average.
[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 2018

	Current Quarter			Calendar YTD
	Estimated Source of Distribution			Estimated Per Share Amounts
Per Share Distribution	Net Investment Income[1]	Realized Gains	Return of Capital[2]	Distributions[3]	Net Investment Income[1]	Realized Gains	Return of Capital[2]
$0.2775	3.7%	96.3%	0.0%	$0.5550	$0.0205	$0.5345	$ —

[1]	Net investment income is a projection through the end of the current quarter based on the most recent month-end data.
[2]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

[3]	Includes the most recent quarterly distribution declaration.

SHARE REPURCHASES

During August 2018 (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2018, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JCE
Shares cumulatively repurchased and retired	449,800
Shares authorized for repurchase	1,600,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of June 30, 2018, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JCE
NAV	$14.63
Share price	$14.63
Premium/(Discount) to NAV	0.00%
6-month average premium/(discount) to NAV	(0.99)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Core Equity Alpha Fund (JCE)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JCE.

JCE	Nuveen Core Equity Alpha Fund Performance Overview and Holding Summaries as of June 30, 2018

Refer to Glossary of Terms Used in this Report for further definition of terms used within this section.

Average Annual Total Returns as of June 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JCE at NAV	2.95%	12.47%	11.38%	9.87%
JCE at Share Price	4.07%	17.80%	13.65%	11.98%
Blended Index	2.23%	10.80%	10.79%	8.05%
S&P 500® Index	2.65%	14.37%	13.42%	10.17%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	98.9%
Repurchase Agreements	2.0%
U.S. Government and Agency Obligations	1.1%
Other Assets Less Liabilities	(2.0)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Capital Markets	9.8%
Aerospace & Defense	8.2%
Banks	6.1%
Health Care Equipment & Supplies	6.0%
IT Services	4.8%
Beverages	3.4%
Machinery	3.3%
Equity Real Estate Investment Trusts	3.2%
Semiconductors & Semiconductor Equipment	3.1%
Hotels, Restaurants & Leisure	2.8%
Multiline Retail	2.8%
Electronic Equipment, Instruments & Components	2.7%
Health Care Providers & Services	2.4%
Software	2.3%
Insurance	2.3%
Textiles, Apparel & Luxury Goods	2.3%
Oil, Gas & Consumable Fuels	2.1%
Technology Hardware, Storage & Peripherals	1.9%
Trading Companies & Distributors	1.9%
Electric Utilities	1.9%
Chemicals	1.8%
Road & Rail	1.7%
Specialty Retail	1.6%
Other	18.5%
Repurchase Agreements	2.0%
U.S. Government and Agency Obligations	1.1%
Total	100%

Top Five Issuers

(% of total investments)

Intuitive Surgical, Inc.	3.1%
Boeing Company	3.1%
Constellation Brands, Inc.	2.0%
Micron Technology, Inc.	1.9%
NextEra Engery, Inc.	1.9%

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 11, 2018 for JCE; at this meeting the shareholders were asked to elect Board Members.

JCE
Common Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	13,388,937
Withhold	1,016,818
Total	14,405,755
Jack B. Evans
For	13,376,167
Withhold	1,029,588
Total	14,405,755
Albin F. Moschner
For	13,383,211
Withhold	1,022,544
Total	14,405,755
William J. Schneider
For	13,378,881
Withhold	1,026,874
Total	14,405,755

JCE	Nuveen Core Equity Alpha Fund Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.9%

	COMMON STOCKS – 98.9%

	Aerospace & Defense – 8.4%

21,800	Boeing Company, (2)	$7,314,118
2,100	General Dynamics Corporation	391,461
10,500	Harris Corporation	1,517,670
7,900	L-3 Communications Holdings, Inc.	1,519,328
4,600	Lockheed Martin Corporation	1,358,978
12,800	Northrop Grumman Corporation	3,938,560
14,300	Raytheon Company	2,762,474
4,100	Rockwell Collins, Inc.	552,188
4,600	Textron Inc.	303,186
	Total Aerospace & Defense	19,657,963

	Air Freight & Logistics – 0.5%

15,000	C.H. Robinson Worldwide, Inc.	1,254,900

	Airlines – 0.3%

10,900	United Continental Holdings Inc., (3)	760,057

	Auto Components – 0.2%

2,700	Aptiv PLC	247,401
3,200	BorgWarner Inc.	138,112
	Total Auto Components	385,513

	Banks – 6.2%

7,200	Bank of America Corporation	202,968
3,100	BB&T Corporation	156,364
14,600	Citigroup Inc.	977,032
11,000	Citizens Financial Group Inc.	427,900
12,000	Comerica Incorporated	1,091,040
86,700	Fifth Third Bancorp, (2)	2,488,290
55,500	Huntington BancShares Inc.	819,180
12,900	KeyCorp	252,066
6,500	M&T Bank Corporation	1,105,975
7,200	People’s United Financial, Inc.	130,248
9,500	PNC Financial Services Group, Inc.	1,283,450
148,900	Regions Financial Corporation, (2)	2,647,442
17,800	SunTrust Banks, Inc.	1,175,156
2,300	SVB Financial Group, (3)	664,148
23,200	Zions Bancorporation	1,222,408
	Total Banks	14,643,667

	Beverages – 3.4%

25,375	Brown-Forman Corporation	1,243,628
21,600	Constellation Brands, Inc., Class A	4,727,592
17,300	Monster Beverage Corporation, (3)	991,290
10,200	PepsiCo, Inc.	1,110,474
	Total Beverages	8,072,984

	Biotechnology – 0.9%

22,000	AbbVie Inc.	2,038,300
500	Vertex Pharmaceuticals Inc., (3)	84,980
	Total Biotechnology	2,123,280

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	Building Products – 0.4%

19,400	Masco Corporation	$725,948
2,500	Smith AO Corporation	147,875
	Total Building Products	873,823

	Capital Markets – 10.0%

1,600	Affiliated Managers Group Inc.	237,872
300	Ameriprise Financial, Inc.	41,964
4,100	BlackRock Inc.	2,046,064
15,600	CBOE Holdings Inc.	1,623,492
8,300	Charles Schwab Corporation	424,130
21,300	CME Group, Inc., (2)	3,491,496
24,500	E*Trade Group Inc., (3)	1,498,420
1,900	Goldman Sachs Group, Inc.	419,083
15,300	Moody’s Corporation	2,609,568
37,900	Morgan Stanley	1,796,460
5,000	MSCI Inc., Class A Shares	827,150
16,300	Nasdaq Stock Market, Inc.	1,487,701
4,800	Northern Trust Corporation	493,872
1,400	Raymond James Financial Inc.	125,090
15,200	S&P Global, Inc.	3,099,128
3,900	State Street Corporation	363,051
25,500	T. Rowe Price Group Inc.	2,960,295
	Total Capital Markets	23,544,836

	Chemicals – 1.8%

300	Albemarle Corporation	28,299
31,400	CF Industries Holdings, Inc.	1,394,160
11,400	Eastman Chemical Company	1,139,544
1,300	FMC Corporation	115,973
7,800	LyondellBasell Industries NV	856,830
16,900	Mosaic Company	474,045
800	Sherwin-Williams Company	326,056
	Total Chemicals	4,334,907

	Commercial Services & Supplies – 1.0%

1,600	Cintas Corporation	296,112
25,900	Republic Services, Inc., (2)	1,770,524
2,600	Waste Management, Inc.	211,484
	Total Commercial Services & Supplies	2,278,120

	Communications Equipment – 0.2%

2,800	F5 Networks, Inc., (3)	482,860
800	Motorola Solutions Inc.	93,096
	Total Communications Equipment	575,956

	Construction & Engineering – 0.1%

6,900	Fluor Corporation	336,582

	Consumer Finance – 1.1%

4,900	American Express Company	480,200
5,300	Capital One Financial Corporation	487,070
14,700	Discover Financial Services	1,035,027
14,800	Synchrony Financial	494,024
	Total Consumer Finance	2,496,321

	Containers & Packaging – 0.5%

12,300	Avery Dennison Corporation	1,255,830

	Distributors – 0.2%

17,100	LKQ Corporation, (3)	545,490

Shares	Description (1)	Value

	Electric Utilities – 1.9%

26,600	NextEra Energy, Inc.	$4,442,998

	Electrical Equipment – 0.6%

18,400	Ametek Inc.	1,327,744
700	Emerson Electric Company	48,398
	Total Electrical Equipment	1,376,142

	Electronic Equipment, Instruments & Components – 2.7%

34,800	Amphenol Corporation, Class A	3,032,820
1,400	FLIR Systems Inc.	72,758
3,100	IPG Photonics Corporation, (3)	683,953
28,700	TE Connectivity Limited	2,584,722
	Total Electronic Equipment, Instruments & Components	6,374,253

	Energy Equipment & Services – 0.4%

13,100	Helmerich & Payne Inc.	835,256

	Equity Real Estate Investment Trusts – 3.3%

10,000	American Tower Corporation, REIT	1,441,700
8,400	Crown Castle International Corporation	905,688
16,900	Extra Space Storage Inc.	1,686,789
46,600	Prologis Inc., (2)	3,061,154
3,600	SBA Communications Corporation, (3)	594,432
	Total Equity Real Estate Investment Trusts	7,689,763

	Food & Staples Retailing – 0.3%

2,000	Costco Wholesale Corporation	417,960
8,800	Kroger Co.	250,360
	Total Food & Staples Retailing	668,320

	Food Products – 0.7%

2,700	JM Smucker Company	290,196
19,400	Tyson Foods, Inc., Class A	1,335,690
	Total Food Products	1,625,886

	Health Care Equipment & Supplies – 6.1%

10,000	Abbott Laboratories	609,900
6,900	Align Technology, Inc., (3)	2,360,766
34,300	Baxter International, Inc., (2)	2,532,712
2,300	Edwards Lifesciences Corporation, (3)	334,811
1,500	Idexx Labs Inc., (3)	326,910
15,600	Intuitive Surgical, Inc., (3)	7,464,288
4,600	ResMed Inc.	476,468
1,800	Varian Medical Systems, Inc., (3)	204,696
	Total Health Care Equipment & Supplies	14,310,551

	Health Care Providers & Services – 2.5%

4,300	Anthem Inc.	1,023,529
16,600	Centene Corporation, (3)	2,045,286
2,900	CIGNA Corporation	492,855
900	Davita Inc., (3)	62,496
7,400	Envision Healthcare Corporation, (3)	325,674
18,200	HCA Holdings Inc.	1,867,320
	Total Health Care Providers & Services	5,817,160

	Hotels, Restaurants & Leisure – 2.9%

1,000	Darden Restaurants, Inc.	107,060
21,400	Hilton Worldwide Holdings Inc.	1,694,024
23,000	Marriott International, Inc., Class A	2,911,800
4,700	McDonald’s Corporation	736,443
7,600	Wynn Resorts Ltd	1,271,784
	Total Hotels, Restaurants & Leisure	6,721,111

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	Household Durables – 1.2%

39,400	D.R. Horton, Inc., (2)	$1,615,400
4,200	Garmin Limited	256,200
29,400	PulteGroup Inc.	845,250
	Total Household Durables	2,716,850

	Independent Power & Renewable Electricity Producers – 0.6%

42,400	NRG Energy Inc.	1,301,680

	Industrial Conglomerates – 0.8%

7,900	3M Co.	1,554,088
1,800	Honeywell International Inc.	259,290
	Total Industrial Conglomerates	1,813,378

	Insurance – 2.3%

14,600	AFLAC Incorporated	628,092
17,800	Allstate Corporation	1,624,606
55,200	Progressive Corporation, (2)	3,265,080
	Total Insurance	5,517,778

	Internet and Direct Marketing Retail – 1.0%

6,200	NetFlix.com Inc., (3)	2,426,866

	Internet Software & Services – 1.3%

17,300	Akamai Technologies, Inc., (3)	1,266,879
13,200	VeriSign, Inc., (3)	1,813,944
	Total Internet Software & Services	3,080,823

	IT Services – 4.9%

5,100	Accenture Limited	834,309
4,900	Automatic Data Processing, Inc.	657,286
1,528	DXC Technology Company	123,172
3,700	Fidelity National Information Services	392,311
6,500	Fiserv, Inc., (3)	481,585
1,600	Global Payments Inc.	178,384
19,000	MasterCard, Inc.	3,733,880
15,000	Paychex, Inc.	1,025,250
29,400	PayPal Holdings, Inc., (3)	2,448,138
20,200	Total System Services Inc.	1,707,304
	Total IT Services	11,581,619

	Life Sciences Tools & Services – 0.3%

700	Mettler-Toledo International Inc., (3)	405,041
1,000	Perkinelmer Inc.	73,230
900	Waters Corporation, (3)	174,231
	Total Life Sciences Tools & Services	652,502

	Machinery – 3.3%

10,800	Caterpillar Inc.	1,465,236
16,700	Deere & Company	2,334,660
14,000	Dover Corporation	1,024,800
15,700	Fortive Corporation	1,210,627
2,700	Illinois Tool Works, Inc.	374,058
20,700	Xylem Inc.	1,394,766
	Total Machinery	7,804,147

	Media – 0.7%

64,600	News Corporation, Class A Shares, (2)	1,001,300
14,400	Twenty First Century Fox Inc., Class B Shares	709,488
	Total Media	1,710,788

Shares	Description (1)	Value

	Metals & Mining – 1.2%

164,100	Freeport-McMoRan, Inc., (2)	$2,832,366
1,000	Nucor Corporation	62,500
	Total Metals & Mining	2,894,866

	Multiline Retail – 2.8%

26,600	Dollar General Corporation	2,622,760
25,700	Dollar Tree Stores Inc., (3)	2,184,500
14,600	Kohl’s Corporation	1,064,340
20,600	Macy’s, Inc.	771,058
	Total Multiline Retail	6,642,658

	Multi-Utilities – 0.5%

2,700	Dominion Resources, Inc.	184,086
17,400	Public Service Enterprise Group Incorporated	942,036
	Total Multi-Utilities	1,126,122

	Oil, Gas & Consumable Fuels – 2.2%

3,300	Anadarko Petroleum Corporation	241,725
2,800	Concho Resources Inc., (3)	387,380
15,200	Marathon Petroleum Corporation	1,066,432
5,600	Phillips 66	628,936
500	Pioneer Natural Resources Company	94,620
24,000	Valero Energy Corporation	2,659,920
	Total Oil, Gas & Consumable Fuels	5,079,013

	Personal Products – 1.5%

24,100	Estee Lauder Companies Inc., Class A	3,438,829

	Pharmaceuticals – 1.4%

17,500	Nektar Therapeutics, (3)	854,525
29,000	Zoetis Incorporated	2,470,510
	Total Pharmaceuticals	3,325,035

	Professional Services – 0.7%

1,200	Equifax Inc.	150,132
13,600	Robert Half International Inc.	885,360
5,600	Verisk Analytics Inc., Class A Shares, (3)	602,784
	Total Professional Services	1,638,276

	Real Estate Management & Development – 0.4%

18,600	CBRE Group Inc., (3)	887,964

	Road & Rail – 1.7%

34,100	CSX Corporation, (2)	2,174,898
9,600	J.B. Hunt Transports Services Inc.	1,166,880
4,100	Norfolk Southern Corporation	618,567
	Total Road & Rail	3,960,345

	Semiconductors & Semiconductor Equipment – 3.2%

17,900	Applied Materials, Inc., (2)	826,801
200	Broadcom Inc.	48,528
3,800	Lam Research Corporation	656,830
85,900	Micron Technology, Inc., (2), (3)	4,504,596
3,200	NVIDIA Corporation	758,080
5,500	Texas Instruments Incorporated	606,375
	Total Semiconductors & Semiconductor Equipment	7,401,210

	Software – 2.4%

4,900	Activision Blizzard Inc.	373,968
3,900	Adobe Systems Incorporated, (3)	950,859
1,300	Ansys Inc., (3)	226,434

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)				Value

	Software (continued)

2,400	Autodesk, Inc., (3)				$314,616
1,600	Citrix Systems				167,744
6,700	Intuit, Inc.				1,368,844
11,300	Red Hat, Inc., (3)				1,518,381
4,400	Salesforce.com, Inc., (3)				600,160
	Total Software				5,521,006

	Specialty Retail – 1.7%

2,600	AutoZone, Inc., (3)				1,744,418
9,500	Best Buy Co., Inc.				708,510
2,100	Foot Locker, Inc.				110,565
24,300	Gap, Inc.				787,077
11,900	L Brands Inc.				438,872
500	O’Reilly Automotive Inc., (3)				136,785
	Total Specialty Retail				3,926,227

	Technology Hardware, Storage & Peripherals – 2.0%

4,300	Apple, Inc.				795,973
30,800	Hewlett Packard Enterprise Co				449,988
10,700	NetApp, Inc.				840,271
44,200	Seagate Technology				2,495,974
	Total Technology Hardware, Storage & Peripherals				4,582,206

	Textiles, Apparel & Luxury Goods – 2.3%

13,600	Michael Kors Holdings Limited, (3)				905,760
2,800	PVH Corporation				419,216
4,400	Ralph Lauren Corporation				553,168
31,800	Tapestry Inc.				1,485,378
25,300	VF Corporation				2,062,456
	Total Textiles, Apparel & Luxury Goods				5,425,978

	Trading Companies & Distributors – 1.9%

32,000	Fastenal Company				1,540,160
9,300	United Rentals Inc., (3)				1,372,866
5,000	W.W. Grainger, Inc.				1,542,000
	Total Trading Companies & Distributors				4,455,026
	Total Long-Term Investments (cost $206,954,299)				231,912,861

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 3.1%

	REPURCAHSE AGREEMENTS – 2.0%

$4,780	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $4,780,530, collateralized by $5,095,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $4,883,130	0.900%	7/02/18	N/A	$4,780,171

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.1%

2,500	U.S. Treasury Bills, (2)	0.000%	7/19/18	N/R	2,497,965
$7,280	Total Short-Term Investments (cost $7,278,183)				7,278,136
	Total Investments (cost $214,232,482) – 102.0%				239,190,997
	Other Assets Less Liabilities – (2.0)% (5)				(4,794,616)
	Net Assets – 100%				$234,396,381

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
S&P 500 E-Mini	Long	40	9/18	$5,574,487	$5,443,200	$(131,287)	$4,200

Options Written

Description (6)	Type	Number of Contracts	Notional Amount (7)	Exercise Price	Expiration Date	Value
RUSSELL 2000® Index	Call	(45)	$(7,740,000)	1,720	7/20/18	$(6,637)
RUSSELL 2000® Index	Call	(260)	(44,460,000)	1,710	7/20/18	(61,750)
RUSSELL 2000® Index	Call	(330)	(56,100,000)	1,700	7/20/18	(122,100)
Total Options Written (premiums received $759,596)		(635)	$(108,300,000)			$(190,487)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	Exchange-traded, unless otherwise noted.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/A	Not Applicable

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2018

(Unaudited)

Assets
Long-term investments, at value (cost $206,954,299)	$231,912,861
Short-term investments, at value (cost $7,278,183)	7,278,136
Receivable for:
Dividends	173,887
Investments sold	294,055
Variation margin on futures contracts	4,200
Other assets	32,858
Total assets	239,695,997
Liabilities
Options written, at value (premiums received $759,596)	190,487
Payable for:
Dividends	4,342,594
Investments purchased	423,609
Accrued expenses:
Management fees	181,165
Trustees fees	30,298
Other	131,463
Total liabilities	5,299,616
Net assets	$234,396,381
Shares outstanding	16,021,686
Net asset value (“NAV”) per share outstanding	$14.63
Net assets consist of:
Shares, $0.01 par value per share	$160,217
Paid-in surplus	197,492,312
Undistributed (Over-distribution of) net investment income	(8,472,732)
Accumulated net realized gain (loss)	19,820,247
Net unrealized appreciation (depreciation)	25,396,337
Net assets	$234,396,381
Authorized shares	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2018

(Unaudited)

Investment Income
Dividends	$1,642,354
Interest	29,269
Total investment income	1,671,623
Expenses
Management fees	1,087,228
Custodian fees	33,368
Trustees fees	2,887
Professional fees	24,336
Shareholder reporting expenses	25,505
Shareholder servicing agent fees	83
Stock exchange listing fees	3,358
Investor relations expenses	18,254
Other	31,307
Total expenses	1,226,326
Net investment income (loss)	445,297
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	12,595,183
Futures contracts	248,959
Options written	(458,083)
Change in net unrealized appreciation (depreciation) of:
Investments	(6,267,050)
Futures contracts	(175,400)
Options written	424,878
Net realized and unrealized gain (loss)	6,368,487
Net increase (decrease) in net assets from operations	$6,813,784

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 6/30/18	Year Ended 12/31/17
Operations
Net investment income (loss)	$445,297	$2,925,997
Net realized gain (loss) from:
Investments	12,595,183	45,992,258
Futures contracts	248,959	842,312
Options written	(458,083)	(695,240)
Change in net unrealized appreciation (depreciation) of:
Investments	(6,267,050)	(330,377)
Futures contracts	(175,400)	108,100
Options written	424,878	(438,796)
Net increase (decrease) in net assets from operations	6,813,784	48,404,254
Distributions to Shareholders
From and in excess of net investment income	(8,892,036)	—
From net investment income	—	(2,787,954)
From accumulated net realized gains	—	(37,742,106)
Decrease in net assets from distributions to shareholders	(8,892,036)	(40,530,060)
Net increase (decrease) in net assets	(2,078,252)	7,874,194
Net assets at the beginning of period	236,474,633	228,600,439
Net assets at the end of period	234,396,381	$236,474,633
Undistributed (Over-distribution of) net investment income at the end of period	(8,472,732)	$(25,993)

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Share Price
Year Ended 12/31:
2018(d)	$14.76	$0.03	$0.40	$0.43	$(0.56)*	$—	$—	$(0.56)	$14.63	$14.63
2017	14.27	0.18	2.84	3.02	(0.17)	(2.36)	—	(2.53)	14.76	14.60
2016	14.93	0.13	0.35	0.48	(0.13)	(0.44)	(0.57)	(1.14)	14.27	13.08
2015	17.49	0.09	0.10	0.19	(0.10)	(2.65)	—	(2.75)	14.93	14.27
2014	17.91	0.16	1.93	2.09	(0.16)	(2.35)	—	(2.51)	17.49	17.47
2013	14.76	0.13	4.47	4.60	(0.13)	(1.32)	—	(1.45)	17.91	16.98

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

2.95%	4.07%	$234,396	1.03	%**	0.37	%**	72%
21.72	31.85	236,475	1.02		1.18		159
3.25	(0.41)	228,600	1.03		0.87		110
1.64	(1.70)	239,280	1.03		0.54		93
12.08	18.31	280,261	1.03		0.87		111
31.97	39.08	286,972	1.04		0.77		65

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)	For the six months ended June 30, 2018.
*

Represents distributions paid ”From and in excess of net investment income” for the six months ended June 30, 2018 (as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders).

**	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Core Equity Alpha Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JCE.” The Fund was organized as a Massachusetts business trust on January 9, 2007.

The end of the reporting period for the Fund is June 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC. (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical bookkeeping and other administrative services and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Intech Investment Management LLC (“Intech”), an independently managed indirect subsidiary of Janus Henderson Group plc., and Nuveen Asset Management, LLC, (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Intech manages the Fund’s investment portfolio, while NAM manages the Fund’s investments in option contracts.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected from among the 500 stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by Intech to select large cap, core equity securities and will also employ innovative risk reduction techniques. Typically, the Fund’s equity portfolio will hold 150-450 stocks included in the S&P 500® Index. The Fund will also employ an option strategy that seeks to enhance the Fund’s risk-adjusted performance over time through a meaningful reduction in the volatility of the Fund’s returns relative to the returns of the S&P 500® Index (the “Option Strategy”). The Fund expects to write (sell) call options primarily on custom baskets of stocks that seek to track the return of the S&P 500® Index within parameters determined by NAM. A custom basket call option is an option whose value is linked to the market value of a portfolio of underlying stocks. In designing the custom basket call options, NAM will seek to minimize the difference between the returns of the stocks underlying the custom basket versus the S&P 500® Index. The Fund may also write call options on stock indexes or exchange-traded funds (commonly referred to as “ETFs”), when NAM believes such techniques are likely to be more efficient or effective than writing custom basket call options. The Fund normally will hold a small number of written custom basket call option positions with expirations generally of 60 days or less. The Fund expects that most call options in the Option Strategy will be slightly “out-of-the-money” (i.e., the exercise price is above the current level of the cash value of the stocks underlying the custom basket call options) at the time they are written. By employing custom basket call options primarily (rather than options on indexes), NAM expects that it will be better able to limit the overlap between the underlying common stocks included in each custom basket and the Fund’s portfolio of common stocks, which in turn helps enable the Fund to avoid tax straddles, which would potentially have negative tax implications and require the Fund to bear substantially greater accounting and administrative costs.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investment purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any when issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Overdistribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period, reflect an over-distribution of net investment income.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees of the Fund (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

Notes to Financial Statements (continued)

(Unaudited)

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE, and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as

Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$231,912,861	$—	$—	$231,912,861

Short-Term Investments:
Repurchase Agreements	—	4,780,171	—	4,780,171
U.S. Government and Agency Obligations	—	2,497,965	—	2,497,965

Investments in Derivatives:
Options Written	(190,487)	—	—	(190,487)
Futures Contracts**	(131,287)	—	—	(131,287)
Total	$231,591,087	$7,278,136	$—	$238,869,223
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$4,780,171	$(4,780,171)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund continued to purchase equity index futures contracts to gain equity market exposure where the portfolio holds cash.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$5,486,421
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Futures contracts	Receivable for variation margin on futures contracts*	$(131,287)	—	$—
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity price	Futures contracts	$248,959	$(175,400)

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund continued to write call options on stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(85,912,500)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(190,487)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$(458,083)	$424,878

Notes to Financial Statements (continued)

(Unaudited)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund did not have any transactions in shares during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period aggregated $174,353,233 and $202,098,607, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and certain options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$214,232,521
Gross unrealized:
Appreciation	$30,627,839
Depreciation	(5,669,363)
Net unrealized appreciation (depreciation) of investments	$24,958,476

Tax cost of futures contracts	$ (131,287)
Net unrealized appreciation (depreciation) of futures contracts	—

Tax cost of options written	$ (190,487)
Net unrealized appreciation (depreciation) of options written	—

Permanent differences, primarily due to real estate investment trust adjustments, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2017, the Fund’s last tax year end, as follows:
Paid-in surplus	$ —
Undistributed (Over-distribution of) net investment income	(141,921)
Accumulated net realized gain (loss)	141,921

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$ —
Undistributed net long-term capital gains	7,621,489

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2017, was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$17,239,899
Distributions from net long-term capital gains	23,290,161
Return of capital	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the Fund’s last tax year ended December 31, 2017, the Fund utilized $584,483 of its capital loss carryforward.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7500%
For the next $500 million	0.7250
For the next $500 million	0.7000
For the next $500 million	0.6750
For managed assets over $2 billion	0.6500

Notes to Financial Statements (continued)

(Unaudited)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2018, the complex-level fee for the Fund was 0.1591%.

8. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JCE
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Blended Index: A blend of returns consisting of 1) 50% of the S&P 500® Index and 2) 50% of the CBOE S&P 500® Buy/write Index(BXM), which is a passive total return index based on selling the near-term, at-the-money S&P 500® Index (SPX) call option against the S&P 500® Index portfolio each month, on the day the current contract expires. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) with each of Nuveen Asset Management, LLC (“NAM”) and INTECH Investment Management LLC (“Intech,” and NAM and Intech each a “Sub-Adviser”) pursuant to which the Sub-Advisers serve as investment sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and each Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of each Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen funds and/or the complex; a description of the profitability or financial data of Nuveen and various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:

••

Leverage Management Services – continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••

Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

••	Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;

••

Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.

The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.

In addition to the services provided by the Adviser, the Board also noted the business-related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and the investment and compliance oversight over the Sub-Advisers provided by the Adviser. The Board recognized that the Sub-Advisers generally provided the portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of each Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Fund over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of the Fund. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile of the Performance Peer Group for the one-year period, the third quartile in the three-year period and the first quartile in the five-year period. In considering performance, the Board, however, recognized that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of the Fund. More specifically, the Independent Board Members reviewed, among other things, the Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.

The Board considered the sub-advisory fees paid to the respective Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Advisers charge to other clients.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio below the respective peer average.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. For the Adviser and/or NAM, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that NAM was an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by NAM and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that each Sub-Adviser’s fee is essentially for portfolio management services and therefore, with respect to NAM, more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

With respect to Intech, the Independent Board Members reviewed the average fee rates that such Sub-Adviser charges for other clients. The Independent Board Members noted that the sub-advisory fee of Intech was the result of arm’s length negotiations and was reasonable in relation to the fees assessed other clients.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). With respect to NAM, the Independent Board Members reviewed such Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for such Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016. With respect to Intech, the Independent Board Members considered a profitability and margin analysis for such Sub-Adviser, including revenues, expenses and operating margins for its advisory services to the Fund for the calendar years 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as the Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.

In addition to the above, the Independent Board Members considered whether the Sub-Advisers use commissions paid by the Fund on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that NAM may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although NAM may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Fund to the extent it enhances the ability of such Sub-Adviser to manage the Fund or is acquired through the commissions paid on portfolio transactions of other funds or clients. The Board noted that Intech does not participate in soft dollar arrangements with respect to Fund portfolio transactions.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-I-0618D 569788-INV-B-08/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 6, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 6, 2018